UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2004

CORAUTUS GENETICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27264	33-0687976
(State or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

75 Fifth Street, Suite 313

Atlanta, Georgia 30308

(Address of Principal Executive Offices including Zip Code)

(404) 526-6200

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

The following exhibits are furnished with this report.

Exhibit No.		Description
99.1	–	Earnings Press Release dated August 16, 2004.

Item 12. Results of Operations and Financial Condition

On August 16, 2004, Corautus Genetics Inc. announced its financial results for the quarter ended June 30, 2004. A copy of the earnings press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Item 12 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORAUTUS GENETICS INC.
(Registrant)

Date: August 16, 2004	/s/ Jack W. Callicutt
Jack W. Callicutt Vice President - Finance and Administration Chief Accounting Officer

3

EXHIBIT INDEX

Exhibit No.		Description
99.1	–	Earnings Press Release dated August 16, 2004.

4